Exhibit 99.1

OUR COMMITMENT TO COMMUNITY

2004 ANNUAL REPORT

CAROLINA BANK HOLDINGS, INC.

Forward Looking Statement

This presentation may contain, in addition to historical information, various

“forward looking statements” that represent our judgment concerning the future and are subject to risks and uncertainties that could cause Carolina Bank

Holdings’ actual operating results and financial position to differ materially from those projected in the forward looking statements. Such forward looking statements can be identified by the use of forward looking terminology, such as, “may,” “will,” “expect,” “anticipate,” “estimate,” or “continue,” or the negative thereof or other variations thereof or comparable terminology. We undertake no obligation to update any forward looking statements to reflect events or circumstances arising after the date of this presentation.

Our Mission

To provide the highest quality customer service in our community through a value-added banking relationship.

Utilize the highest level of personnel resources and technology to effectively manage the bank and ensure our financial institution is safe and sound.

Create a challenging and rewarding environment for our employees, where each individual feels empowered to take action and do the right thing.

Generate profitable growth to make this a shareholder-driven institution,

and to make a positive impact on the economic vitality of our community.

To provide products and services which are flexible and allow customers to control their personal finances wisely.

Overview

Holding Company

Carolina Bank Holdings, Inc.

Holding Co. Subsidiaries

Carolina Bank Carolina Capital Trust

Stock Symbol

CLBH

Branches

Friendly Shopping Center Lawndale Drive Jefferson Village Asheboro

Shares Outstanding

2.356 Million at March 18, 2005

Management

Robert T. Braswell—CEO T. Allen Liles – CFO

Gunnar N. R. Fromen—Senior Loan Officer Daniel D. Hornfeck – Credit Administration

History of the Bank

Opened November, 1996

New main office completed in July, 2000 Formed Holding Company in August, 2000 Completed Trust Preferred Offering of $3 million in March 2001 and $10 million in 2004 Opened 3rd Office at Jefferson Village in December, 2001 Opened Asheboro loan office in May, 2002, converted to a full service office in April, 2003 and completed new office in February 2004 Completed secondary offering of 805,000 shares in December, 2002

Financial Overview

NET INCOME

(in thousands) $1,800 $1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $0

402

601

1150

1633

2001 2002 2003 2004 year ended 12/31

Financial Overview

NET INCOME

(in thousands) $600 $550 $500 $450 $400 $350 $300 $250 $200

532 477 451

357 348

1st Q’04 2nd Q’04 3rd Q’04 4th Q’04 1st Q’05

Financial Overview

Diluted Earnings Per Share

(adjusted for stock dividends) $0.80 $0.70 $0.60 $0.50 $0.40 $0.30 $0.20 $0.10 $0.00

0.71

0.51 0.46

0.32

2001 2002 2003 2004 year ended 12/31

Financial Overview

Diluted Earnings Per Share

(adjusted for stock dividends) $0.30 $0.25 $0.20 $0.15 $0.10 $0.05 $0.00

0.23 0.21 0.20

0.15 0.15

1st Q’04 2nd Q’04 3rd Q’04 4th Q’04 1st Q’05

Financial Overview

Total Assets

(In Millions)

3—Year CAGR of 27.1% through 12/31/04 $325 $300 $275 $250 $225 $200 $175 $150 $125 $100 $75 $50

80.77

112.50

151.62

189.97

227.01

311.54

1999 2000 2001 2002 2003 2004

Financial Overview

Total Deposits

3 – Year CAGR of 27.5% through 12/31/04

(In Millions)

$300 $275 $250 $225 $200 $175 $150 $125 $100 $75 $50 $25 $0

258.16

183.57 154.88 124.65 97.33 67.19

1999 2000 2001 2002 2003 2004

Financial Overview

Total Loans

3—Year CAGR of 29.0% through 12/31/04

(In Millions)

$250 $225 $200 $175 $150 $125 $100 $75 $50 $25 $0

233.47

172.58 133.05 108.88 84.82 64.17

1999 2000 2001 2002 2003 2004

Net Interest Income

2004 Highlights :

Up 33% in 2004 versus 2003 Growth has been key Net yield on interest earning assets: 3.43% in 2004; 3.30% in 2003; 3.17% in 2002 Prepared for higher interest rates due to large concentration of prime based commercial loans

3—Year CAGR of 32.0% through 12/31/04

8,500 8,000 7,500 7,000 6,500 6,000 5,500 5,000 4,500 4,000 3,500 3,000 2,500 2,000

Net Interest Income $000’s

‘99 ‘00 ‘01 ‘02 ‘03 ‘04

Strong Loan Quality

NPL’s + 90 Days Past Due / Total Loans

0.8 0.7 0.6

0.5 0.4 0.3 0.2

0.1 0

0.42

0.64

CLBH Peer Group

* 78 NC state regulated banks—12/31/04 ; CLBH – 12/31/04

Strong Loan Quality

Net Charge Offs/ Average Loans 1999- 2004

0.35 0.3 0.25 0.2% 0.15 0.1 0.05 0

0.32

0.22

0.19

0.07 0.06

1999 2000 2001 2002 2003 2004

Fee Income

Excluding Security Gains

3 - Year CAGR of 22.6% through 12/31/04

Highlights:

Checking Service Charges (including NSF Charges) of $784,000 in 2004—3 Year CAGR of 27.5% Mortgage banking fees of $243,000 in 2004 versus $409,000 in 2003 due to refinancing decline – not dependent on this volatile income for success

1,400 1,200 1,000 800 600 400 200 0

‘99 ‘00 ‘01 ‘02 ‘03 ‘04

Non-Interest Income $000’s

Products and Services

Full Service Commercial Bank

Commercial, Real Estate and Consumer Loans Full Array of Deposit Accounts

Commercial Sweeps to/from Investments and Lines of Credit

Investment Services (Stocks, Bonds, Mutual Funds, Retirement Plans and Accounts) 6 ATMs – customers pay no fees at U.S. ATMs Internet Banking – no charge Telephone Banking Debit Cards

CLBH Stock Facts

Approximately 1100 registered shareholders

Average daily stock volume (3 mos.) quoted by Yahoo Finance on 3/18/05 was 4,131

NASDAQ Small Cap

SEC reviewed during secondary offering in 2002

Summary

Core bank established for profitable growth Strong, seasoned management team Highly attractive markets Strong asset quality

Significant growth potential in EPS and market share

Relationship banking approach versus transactional